                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 18, 1998


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
           COMMUNICATIONS INSTRUMENTS, INC.                       NORTH CAROLINA                   56-182-82-70

                 KILOVAC CORPORATION                                CALIFORNIA                     95-228-58-08

             KILOVAC INTERNATIONAL, INC.                            CALIFORNIA                     95-322-33-47

(Exact name of registrant as specified in its charter)     (State or other jurisdiction          (I.R.S. Employer
                                                                of incorporation)               Identification No.)

      1396 CHARLOTTE HIGHWAY
      FAIRVIEW, NORTH CAROLINA                                                                  28730
(Address of principal executive offices)                                                     (Zip Code)
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                                 (704) 628-1711
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 1, 1997, the registrant acquired certain assets and assumed certain liabilities (the "Acquisition") of the Genicom Relays Division ("GRD") of Genicom Corporation for $4.8 million in cash less a subsequent purchase price adjustment of $115,000. The Acquisition was financed by a draw on the registrant's existing senior credit facility.

     The registrant published a press release regarding the Acquisition on December 5, 1997. A copy of such press release is included herein as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     At the time of this report, it is not possible to provide the required financial statements for GRD. Such statements will be filed as an amendment to this Form 8-K Report as soon as practicable.

     (b) PRO FORMA FINANCIAL INFORMATION

     At the time of this report, it is not possible to provide the required pro forma financial information relating to the Acquisition. Such information will be filed as an amendment to this Form 8-K Report as soon as practicable.

     (c)  EXHIBITS

          2.1 Asset Purchase Agreement, dated November 30, 1997, between Communications Instruments, Inc. and Genicom Corporation.

          99.1 Press Release dated December 5, 1997, published by the registrant.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                COMMUNICATIONS INSTRUMENTS, INC.

DATE:  FEBRUARY 18, 1997                        BY: /S/   DAVID HENNING
                                                   -----------------------------

                                                NAME:  DAVID HENNING
                                                TITLE: CHIEF FINANCIAL OFFICER,
                                                ASSISTANT SECRETARY


                                                KILOVAC CORPORATION

DATE: FEBRUARY 18, 1997                         BY: /S/ DAVID HENNING
                                                   -----------------------------



                                                NAME:  DAVID HENNING
                                                TITLE: CHIEF FINANCIAL OFFICER


                                                KILOVAC INTERNATIONAL, INC.

DATE: FEBRUARY 18, 1997                         BY: /S/ DAVID HENNING
                                                   -----------------------------

                                                NAME:  DAVID HENNING
                                                TITLE: CHIEF FINANCIAL OFFICER